EXHIBIT 10.4

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

AMENDMENT N° 2

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

AMENDMENT N°2 TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

This amendment N°2 (the “Amendment N°2”) dated 14 July 2014 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.          The Buyer and the Seller have signed an amendment N°1 with reference CLC-CT1103377 on the 10th May 2012 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.          The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1243367 on the 28th December 2012 for the manufacture and sale by the Seller and purchase by the Buyer of fourteen (14) incremental A320 NEO Family aircraft together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Amendment N°1”.

The Seller and the Buyer wish to (i) [*] (ii) [*] (iii) [*]

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°2. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.      [*]

1.1                                     [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº2 to the ALC A320 NEO Family PA
Ref. CLC-CT1401744 July 2014 Execution Copy	Page 2 of 7

1.2                            [*]

1.3                                     [*]

2                                                 PROPULSION SYSTEMS SELECTION

The Parties exceptionally agree that the Propulsion Systems selections with respect to certain NEO Aircraft shall be amended as follows:

NEO Aircraft bearing CAC IDs [*] are designated as [*] in lieu of respectively [*].

NEO Aircraft bearing CAC ID [*] shall be equipped with a set of [*] in lieu of the previously selected [*].

NEO Aircraft bearing CAC ID [*] shall be equipped with a set of [*] in lieu of the previously selected [*].

NEO Aircraft bearing CAC ID [*] shall be equipped with a set of [*].

For the avoidance of doubt, with respect to any Aircraft for which the Propulsion Systems Manufacturer is selected/noted in Appendix I hereto, such Propulsion Systems Manufacturer is irrevocable [*].

3                                               DELIVERY SCHEDULE

[*]

4                                                 PREDELIVEY PAYMENTS

As a result of the [*], the Buyer will make Predelivery Payments in accordance with the [*] delivery schedule relating to the [*] and any Predelivery Payment falling due prior to the date of signature of this Amendment N°2 shall be made upon execution of this Amendment N°2.

5                                                 [*]

5.1                                     [*]

(i)                                   5.2                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº2 to the ALC A320 NEO Family PA
Ref. CLC-CT1401744 July 2014 Execution Copy	Page 3 of 7

6                                        [*]

6.1                                     [*]

7.                                             INCONSISTENCY AND CONFIDENTIALITY

7.1                                     In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°2, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

7.2                                     This Amendment N°2 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

7.3                                     This Amendment N°2 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

8.                                             COUNTERPARTS

This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

9.                                             LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°2 as if the same were set out in full herein, mutatis mutandis.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº2 to the ALC A320 NEO Family PA
Ref. CLC-CT1401744 July 2014 Execution Copy	Page 4 of 7

IN WITNESS WHEREOF this Amendment N°2 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

/s/ Steven F. Udvar-Házy		/s/ John J. Leahy

Name	Steven F. Udvar-Házy	Name	John J. Leahy

Title	Chairman & CEO	Title	Chief Operating Officer Customers

Amendment Nº2 to the ALC A320 NEO Family PA
Ref. CLC-CT1401744 July 2014 Execution Copy	Page 5 of 7

APPENDIX 1

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº2 to the ALC A320 NEO Family PA
Ref. CLC-CT1401744 July 2014 Execution Copy	Page 6 of 7